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                          STANDARD FORM OF OFFICE LEASE

                    The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this _______ day of ___________ 19__, between The Equitable Life Assurance Society of the United States, having an address at c/o Equitable Real Estate Investment management, Inc., 101 Park Avenue, 40th Floor, New York, New York 10178 party of the first part, hereinafter referred to as OWNER, and ____________________________________________ party of the second part, hereinafter referred to as TENANT, Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the area shown on Schedule "A" annexed hereto and made a part hereof and also known as Suite_________ or "Building" __________ in the building known as 2001 Marcus Avenue, Lake Success, New York 11042, for the term of (see Article 38) (or until such term shall sooner cease and expire as hereinafter provided) to commence on the ____ day of __________ nineteen hundred and ______________, and to end on the _____ day of __________ nineteen hundred and ____________, both dates inclusive, at an annual rental rate of (see Article 40)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _______ monthly installment(s) on the execution hereof (unless the lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for the uses set forth in Article 39 and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed at the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building, if arising out of Tenant's
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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties, and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity as so not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all life insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to adsorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property -- Loss, Damage, Reimbursement, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or cause by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall be not entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breache by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thence forth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both of releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver or subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but not such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER* attached hereto. Tenant covenants and agrees that at all times is use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at all other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any portion of the building, or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the


- ----------
*     Rider to be added if necessary.

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same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by the Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

      (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expires as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises order either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that he demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, be reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between the Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified at the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 233-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises; and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or ____ counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building in which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m.

to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part of such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid; *(f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence. See Exhibit B for Holidays.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and

"re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days set forth on Exhibit B.

- ----------
*     Rider to be added if necessary.

Adjacent Excavation -- Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall of the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant has deposited with Owner the sum of $________* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee on lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

- ----------

*     Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                  The Equitable Life Assurance Society
                                      of The United States

                                By:                                (CORP. SEAL)
                                    -------------------------------------------


                                                                         [L.S.]
- ------------------------            -------------------------------------------


Witness for Tenant:                                                (CORP. SEAL)
                                    -------------------------------------------


                                                                         [L.S.]
- ------------------------            -------------------------------------------


                                ACKNOWLEDGMENTS

CORPORATE OWNER

STATE OF NEW YORK,       ss.:
County of

     On this ____ day of _____________________, 19__, before me personally came _______________________________________ to me known, who bring by me duly sworn, did depose and say that he resides

in______________________________________________________________________________

that he is the ___________________ of __________________________________________

the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal of affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                         _______________________________________

INDIVIDUAL OWNER
STATE OF NEW YORK        ss.:
County of

     On this ____ day of _____________________, 19__, before me personally came _______________________________________ to me known and known to me to be the individual ______________________ described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ______________________________ he executed the same.

                                         _______________________________________




CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of

     On this ____ day of _____________________, 19__, before me personally came _______________________________________ to me known, who bring by me duly sworn, did depose and say that he resides

in______________________________________________________________________________

that he is the ___________________ of __________________________________________

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal so affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                         _______________________________________


INDIVIDUAL TENANT
STATE OF NEW YORK        ss.:
County of

     On this ____ day of _____________________, 19__, before me personally came _______________________________________ to me known and known to me to be the individual ______________________ described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ______________________________ he executed the same.

                                         _______________________________________

                                    GUARANTY


FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof of, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

     Dated New York City __________________________________________________ 19__

WITNESS:

- --------------------------------------------------------------------------------

STATE OF NEW YORK,  )  ss.:
     County of      )

     On this __________ day of __________________, 19__ before me personally came _________________________________, to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                               _________________________________
                                                            Notary


__________________________________________________________________________[L.S.]

Residence ______________________________________________________________________

Business Address________________________________________________________________

Firm Name_______________________________________________________________________


                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                           ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odor, and/or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination if his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.


     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.


         Address

         Premises
================================================================================
The Equitable Life Assurance Society of the United States


                                       TO

================================================================================
                                STANDARD FORM OF

     (SEAL)                           OFFICE                              (SEAL)
                                      LEASE

                     The Real Estate Board of New York, Inc.
                    (C) Copyright 1993. All rights Reserved.
                  Reproduction in whole or in part prohibited.
================================================================================

Dated                                                                      19

Rent Per Year


Rent Per Month

Term
From
To

Drawn by_____________________________________________________________________

Checked by___________________________________________________________________

Entered by___________________________________________________________________


Approved by__________________________________________________________________

================================================================================

      ADDITIONAL CLAUSES attached to and forming a part of lease dated as of ________________, 1994 between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, as Landlord, and INTEGRITY LOGISTICS, INC., as Tenant. Wherever the provisions of this rider conflict with the printed portions of the lease, the provisions of this rider shall govern.

37.   LANDLORD'S WORK:

      The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner, and subject to the terms, conditions and covenants, set forth in the work letter annexed hereto and made a part hereof as Exhibit A. The installations, facilities, materials and work so to be furnished, installed and performed in the Demised Premises by Landlord at its expense are hereinafter and in Exhibit A referred to as "Landlord's Work."

38.   COMMENCEMENT AND EXPIRATION DATES:

      (A) The Commencement Date of the term hereof shall occur on the later to occur of (i) the date on which the Demised Premises are substantially ready for occupancy (with the exception of "special" items of work requested by Tenant which are not standard building installations), or (ii) April 1, 1994. Landlord shall use reasonable efforts to give to Tenant at least one (1) week prior notice of the Commencement Date.

      (B) The Expiration Date of the term hereof shall occur on the last day of the sixty-sixth (66 - th) full calendar month occurring after the Commencement Date.

      (C) If the Commencement Date shall occur on other than the first day of a calendar month, the Minimum Rent payable by Tenant from and including the Commencement Date to and including the last day of the calendar month in which the Commencement Date occurs shall be a prorated portion of a regular monthly installment of Minimum Rent which shall be paid by Tenant on the first day of the first full calendar month occurring subsequent to the Commencement Date and Landlord shall apply the monthly installment of rent paid by Tenant on execution hereof towards payment of Minimum Rent for such first full calendar month subsequent to the Commencement Date.

      (D) The Demised Premises shall be deemed substantially ready for occupancy on the date that Landlord's Work to be performed by Landlord in accordance with
Article 37 hereof, in the Demised Premises shall have been substantially completed, notwithstanding the fact that minor or unsubstantial details of construction, mechanical adjustment, or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use of the Demised Premises. If the substantial completion of Landlord's Work to be performed by Landlord is delayed due to any act or omission of Tenant or any of its employees, agents or contractors or any failure by Tenant to plan Landlord's Work or to plan or execute Tenant's Work (as hereinafter defined) diligently and expeditiously, including, without limitation, the failure to timely submit or approve plans, drawings, specifications or changes thereto (collectively "Tenant's Delay"), the Demised Premises shall be deemed ready for occupancy on the date when they would have been ready but for Tenant's Delay. Upon Tenant taking actual possession of the Demised Premises, it shall be conclusively presumed that the same were in satisfactory condition as of the date of such taking of possession, unless within fifteen (15) days after such date Tenant shall give Landlord notice specifying the respects in which the Demised Premises were not in satisfactory condition.

39.   USE:

      Subject to and in accordance with the rules, regulations, laws, ordinances, statutory limitations and requirements of all governmental authorities and the fire insurance rating organization and board of fire underwriters and any similar bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the Demised Premises solely as general offices and for no other purpose. Tenant agrees that Landlord shall have the right to prohibit the use of the Demised Premises by Tenant for any method of operation or advertising which Landlord deems detrimental to the operation or reputation of the Building, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activities.

40.   RENTAL:

      (A) The payments reserved under this lease for the term hereof shall be and consist of the aggregate of:

            (i) "Minimum Rent", which shall be One Hundred Twenty Three Thousand One Hundred Seventy Four and 30/100 ($123,174.30) Dollars per annum ($10,264.53 per month) during the period commencing upon the Commencement Date and continuing thereafter for twelve (12) calendar months.

            The "Minimum Rent" for the second through the sixth year of the Lease shall be as follows:

      Lease Year              Annual Rent             Monthly Rent

          2nd                 $127,767.24             $10,647.27
          3rd                 $152,819.64             $12,734.97
          4th                 $162,005.52             $13,500.46
          5th                 $167,711.90             $13,976.00
          6th                 $ 86,778.73             $14,463.13

      The rental shown in the 6th year is for a six month period.

      The term "rent" as used in the Standard Form of Office Lease attached hereto shall have the same meaning as Minimum Rent used herein.

            (ii) "Additional Rent", consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as a default in payment of Minimum Rent). The term "additional rent" as used in the Standard Form of Office Lease attached hereto shall have the same meaning as Additional Rent used herein.

      (B) Landlord shall not be required to accept rent paid by parties other than Tenant or its successors or permitted subtenants or assigns. Acceptance of rent from other than named Tenant shall in no event be deemed a waiver of Tenant's obligations under this lease or the acceptance and acquiescence to any assignment or subletting of the Demised Premises in whole or in part. No payment by Tenant or receipt by Landlord of an amount less than the monthly payments of Minimum Rent or Additional Rent then due shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or extraneous matter on any check or in any letter accompanying such payment of rent affect the terms of this lease or be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to any of its rights under this lease or at law or in equity.

41.   TENANT'S INSTALLATIONS:

      Except for Landlord's Work, if any, to be performed by Landlord pursuant to Article 37 hereof, and that work which Landlord elects to perform as hereinafter provided, all work necessary or desirable to make the Demised Premises suitable for Tenant's use and occupancy shall be performed by Tenant at Tenant's own cost and expense (hereinafter called "Tenant's Work"). Tenant's Work to be performed by Tenant in the Demised Premises shall be subject to the following conditions:

      (A) Tenant shall comply with all of the laws, orders, rules and regulations of all governmental authorities, and of the fire insurance rating organization having jurisdiction thereof, and the local board of fire underwriters, or any similar body, and Tenant shall have procured and paid for, so far as the same may be required, all governmental permits and authorizations.

      (B) Prior to commencing Tenant's Work, all plans and specifications therefor shall be submitted to Landlord for Landlord's prior written approval. The approval by Landlord of any of Tenant's plans and specifications shall not constitute an assumption of any liability on the part of Landlord for their accuracy or their conformity with applicable law, and Tenant shall be solely responsible therefor. Approval by Landlord of any of Tenant's plans and specifications shall not constitute a waiver by Landlord of the right to thereafter require Tenant to amend same to provide for omissions or errors therein later discovered by Landlord.

      (C) Tenant's Work shall be completed (i) with reasonable dispatch, (ii) in accordance with the plans and specifications submitted to, and approved in writing by, Landlord pursuant to Paragraph (B) hereof and (iii) only with the use of new first-class materials and supplies. Landlord reserves the right, from time to time, to inspect work in progress for the purpose of approving or disapproving the quality of workmanship and its conformity with approved plans, specifications and drawings. In the event Landlord has a construction superintendent on the premises, Tenant's contractors will be subject to such construction superintendent's rules and regulations as promulgated by him especially as to the orderly flow of work, utilization of on-site utilities, loading, unloading, and non-interference with the other tenants, occupants, customers, agents or invitees or any others lawfully in or upon the Building.

      (D) Except as otherwise expressly provided for herein, the cost of such Tenant's Work shall be paid by Tenant in cash, or its equivalent, so that the Demised Premises and Building shall at all times be free of liens for labor and materials supplied in connection with Tenant's Work.

      (E) Prior to commencing Tenant's Work, Tenant shall at its own cost and expense deliver to Landlord an endorsement of its policy of comprehensive general liability insurance referred to in Article 47 of this lease, covering the risk during the course of performance of Tenant's Work, together with proof of payment of such endorsement, which policy as endorsed shall protect Landlord in the same amounts against any claims or liability arising out of Tenant's Work, and Tenant or Tenant's contractors shall obtain workers' compensation insurance to cover all persons engaged in Tenant's Work.

      (F) Prior to commencing Tenant's Work, Tenant, at its own cost and expense, shall deliver to Landlord security satisfactory to Landlord, in an amount at least equal to Landlord's estimated cost of Tenant's Work.

      (G) All of Tenant's Work shall be done in such a manner so as not to materially interfere with, delay, or impose any additional expense upon Landlord in the maintenance of the Building. In no event shall Landlord be required to consent to any Tenant's Work which would physically affect any part of the Building outside of the Demised Premises or would, in Landlord's sole judgment, affect the proper functioning of any of the mechanical, electrical, sanitary or other systems of the Building.

      (H) Notwithstanding anything herein contained to the contrary, Tenant shall make all repairs to the Demised Premises necessitated by Tenant's Work permitted hereunder, and shall keep and maintain in good order and condition all of the installations in connection with Tenant's Work, and shall make all necessary replacements thereto.

      (I) Tenant shall advise Landlord of any Tenant's Work which requires governmental permits or authorizations, and Landlord, within thirty (30) days of receipt of Tenant's plans and specifications therefor accompanied by the bid on Tenant's Work which is acceptable to Tenant, may submit a written bid to Tenant for Tenant's Work. If Landlord's bid is within ten (10%) percent of the aforementioned bid acceptable to Tenant, Tenant shall accept Landlord's bid and Landlord shall perform Tenant's Work.

42.   ELECTRICITY:

      (A) Landlord shall provide and Tenant shall purchase from Landlord "normal energy service" for Tenant's electricity requirements during the periods from 8 a.m. to 6 p.m., Mondays through Fridays and from 9 a.m. to 1 p.m.-Saturdays (hereinafter referred to as "Working Hours"), which power demands shall not exceed three (3) watts per rentable square foot of the Demised Premises, or part thereof, per Working Hour (hereinafter referred to as "Allowable Use").

      Tenant shall pay to Landlord for the cost of normal energy service (the "Normal Service Charge"), at the rate of $2.25 per annum multiplied by the number of rentable square feet which amount shall be subject to escalation as hereinafter provided in Paragraphs (B) and (C) of this Article 42. The Normal Service Charge is included in the Minimum Rent set forth in Article 40(A)(i). Any escalation to the Normal Service Charge shall be payable as Additional Rent. Notwithstanding anything in this Article 42 to the contrary, in the event Tenant requires (i) energy service during days or hours other than the Working Hours ("Overtime Service") or (ii) energy service in excess of Allowable Use for normal energy service ("Excess Service"), then Landlord shall charge Tenant and Tenant shall pay to Landlord as Additional Rent an amount reflecting the value of such Excess Service or Overtime Service. Tenant shall be provided with 24 hour energy services, without charge, for low wattage accessory equipment, including refrigerators, water coolers, answering machines, and electric key telephone systems (up to 2 amps or 240 watts), provided that Tenant limits its use of such equipment to three (3) electric outlets within the Demised Premises and further provided that the information as to the description and location of such equipment is provided by Tenant to Landlord prior to the commencement of Landlord's Work, if any, in the Demised Premises. In the event that Tenant requires Excess Service for other customary or usual office equipment, including, but not limited to, computerized communication systems, telephone switching systems and CRT's that require 24 hour energy service, Tenant shall pay to Landlord an amount reflecting the value of such Excess Service as aforesaid. Landlord shall deliver to Tenant a bill for the Overtime Service and Excess Service as set forth in this Paragraph (A) at least once every three months, which amount shall be due and payable by Tenant to Landlord as Additional Rent during the month in which same is billed.

      (B) The rates referred to herein are based upon rates promulgated by the utility company furnishing electricity to the Building as of the date hereof. All of the rates, classifications, fuel and adjustment costs, state and local government taxes, and all other component parts of the Utility Company charges as reflected in its bills referred to herein are subject to increase by the Utility Company. Tenant agrees to pay monthly Tenant's Share (as defined in

Article 43 herein) of such increase in Utility Company charges. In advance, Landlord shall give reasonable notice to Tenant of any such increase or change in Utility Company charges. No diminution or abatement of Minimum Rent or other compensation shall be claimed by Tenant, nor shall this lease or any of the obligations of Tenant be affected or reduced in the event Tenant uses less energy than is contemplated herein.

      (C) Landlord hereby reserves to itself the right, from time to time, to cause a reputable electric engineering company (the "Engineer") to make a survey of Tenant's energy usage requirements to determine whether the three (3) watts per square foot limitation or any other limitations as set forth in this Article 42 have been exceeded and, if so, to what extent. If these surveys indicate at the time that the cost to Landlord by reason thereof, computed on an annual basis at rates which would be charged by the Utility Company for such purposes, is in excess of the initial cost similarly computed, then the Additional Rent provided for in this Article 42 shall be increased as provided for herein, commencing with the first day of the month immediately following the computation of such survey and the submission of a copy thereof to Tenant.

      (D) Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utility, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Minimum Rent, Additional Rent, or other compensation shall be or will be claimed by Tenant, nor shall this lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord.

      (E) Telephone installation and service shall be the sole responsibility of Tenant at Tenant's sole cost and expense. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

43.   TAX ESCALATION:

      (A) As used in this lease:

            (i) "Taxes" shall mean the real estate taxes and assessments and special assessments imposed upon the Building and/or the land on which the Building is situated (the "Land") by the County of Nassau, the local School District, and any other governmental bodies or authorities. If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed and imposed (a) a tax, assessment, levy or otherwise on the rents received therefrom, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof.

            (ii) "Base Tax" shall mean the Real Estate Taxes, as finally determined, for: the General Tax Year fiscal period of January 1, 1994 through December 31, 1994; and the School Tax Year fiscal period commencing July 1, 1994 and ending on June 30, 1995.

            (iii) (a) "General Tax Year" shall mean the fiscal year commencing on January 1 and ending on December 31 (or such other period as hereafter may be duly adopted by the County of Nassau as its fiscal year for real estate tax purposes);

                  (b) "School Tax Year" shall mean each period of twelve (12) months, commencing on July 1 of each such period, in which occurs any part of the term of this lease or such other period of 12 months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the school taxing authority; and

            (iv)  "Tenant's Share" shall be 3.27604 percent.

      (B) (i) If the Taxes for any General Tax Year and/or School Tax Year shall be more than the Base Tax, Tenant shall pay as Additional Rent for such General Tax Year and/or School Tax Year an amount equal to Tenant's Share of the amount by which the Taxes for such General Tax Year and/or School Tax Year are greater than the

Base Tax (the amount payable by Tenant is hereinafter called the "Tax Payment"). The Tax Payment shall be prorated, if necessary, to correspond with that portion of a General Tax Year and/or School Tax Year occurring within the term of this lease. The Tax Payment shall be payable by Tenant within ten (10) days after receipt of a demand from Landlord therefor. In addition to and supplementing the foregoing, Landlord may estimate the amount of the Tax Payment which will be due from Tenant to Landlord and notify Tenant of the amount so estimated. Thereupon, Tenant shall pay the amount so estimated to Landlord, in equal monthly installments, in advance; on the first day of each calendar month during the applicable General Tax Year and/or School Tax Year. Within sixty (60) days after the end of each General Tax Year and/or School Tax Year, Landlord shall deliver a copy to Tenant of all tax bills for such General Tax Year and/or School Tax Year, together with a statement showing the amount of Tenant's Tax Payment. If the amount of such monthly payments paid by Tenant exceeds the actual amount due, the overpayment shall be credited on Tenant's next succeeding payment or, during the last year of the term, Landlord will refund such excess to Tenant within thirty (30) days following the expiration of the term, if Tenant is not in default hereunder. If the amount of such monthly payments paid by Tenant shall be less than the actual amount due, then Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due within ten (10) days after demand from Landlord.

            (ii) In the event the Base Tax is reduced as a result of an appropriate proceeding, Landlord shall have the right to adjust the amount of Tax Payment due from Tenant for any General Tax Year and/or School Tax Year in which Tenant is or was obligated to pay a Tax Payment hereunder, and Tenant agrees to pay the amount of said adjustment on the next rental installment day immediately following receipt of a rent statement from Landlord setting forth the amount of said adjustment.

      (C) Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land and the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases, Landlord shall after deducting its expenses, including attorneys' fees and disbursements in connection therewith, return Tenant's Share of such rebate to Tenant. Landlord represents that as of the date hereof the Building is not subject to an exemption from or abatement to Taxes.

      (D) With respect to any period at the expiration of the term of this lease which shall constitute a partial General Tax Year and/or School Tax Year, Landlord's statement shall apportion the amount of the Additional Rent due hereunder. The obligation of Tenant in respect to such Additional Rent applicable for the last year of the term of this lease or part thereof shall survive the expiration of the term of this lease.

      (E) Notwithstanding the fact that the increase in rent is measured by an increase in Taxes, such increase is Additional Rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax-exempt status or for any other reason whatsoever.

44.   INTENTIONALLY OMITTED:

45.   NON-WAIVER AND SURVIVAL OF ADDITIONAL RENT OBLIGATIONS:

      Landlord's failure during the lease term to prepare and deliver any of the tax bills, statements, notice or bills set forth in Articles 42, 43 and 44 or Landlord's failure to make a demand shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of Additional Rent which may have become due during the term of this lease. Tenant's liability for the amounts due under Articles 42, 43 and 44 shall survive the expiration of the lease term.

46.   Intentionally omitted.

47.   INDEMNITY-LIABILITY INSURANCE:

      (A) Tenant hereby indemnifies and saves Landlord and its principals, disclosed or undisclosed, harmless from and against any and all claims, losses, damages or expenses (including reasonable attorneys' fees) or other liability arising during the term of this lease out of or in connection with (i) the construction, possession, use, occupancy, management, repair, maintenance or control of the Demised Premises or any part thereof or any other part of the Building used by Tenant, or (ii) any act or omission of Tenant or Tenant's agents, employees, contractors, concessionaires, licensees, invitees, subtenants or assignees, or (iii) any default, breach, violation or nonperformance of this lease or any provision hereof by Tenant, or (iv) any injury to person or property or loss of life sustained in or about the Demised Premises or any part thereof, except such claims found to be the result of the negligence of Landlord, its agents, employees or contractors. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against, and Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be made or entered against, Landlord, its principals, disclosed or undisclosed, with respect to, or in connection with, any of the foregoing. The comprehensive general liability coverage maintained by Tenant pursuant to this lease shall specifically insure the contractual obligations of Tenant as set forth in this Article and/or as provided in this lease.

      (B) Tenant covenants to provide on or before the Commencement Date of the term hereof and to keep in force during the term hereof for the benefit of Landlord and Tenant a comprehensive policy of liability insurance protecting Landlord, Tenant, Landlord's managing agent, if any (and any other parties as Landlord shall designate to be added as insured parties) against any liability whatsoever occasioned by accident on or about the Demised Premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies licensed to do business in the State of New York and satisfactory to Landlord. The policy shall be a comprehensive General Liability type and extended to include personal injury liability and fire legal liability with the amounts of liability thereunder not less than $1,000,000.00 in respect of any one person, not less than $3,000,000.00 in respect of any one accident, and not less than $500,000.00 in respect of property damages. In addition, Tenant will, at Tenant's expense, maintain (i) workers' compensation insurance within statutory limits covering all persons employed, directly or indirectly, in connection with any of Tenant's Work or any repair or alteration authorized by this lease or consented to by

Landlord, and all employees and agents of Tenant with respect to whom death or bodily injury claims could be asserted against Landlord or Tenant; (ii) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all fixtures and decorations and improvements in the Demised Premises; and (iii) rent insurance covering those risks referred to in (ii) above in an amount equal to all Minimum Rent and Additional Rent payable under this lease for a period of twelve (12) months commencing with the date of loss. Prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate or original of the aforesaid policy or a certificate evidencing such insurance, provided said certificate contains an endorsement that such insurance may not be canceled or modified except upon ten
(10) days' written notice to Landlord, together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default. The minimum limits of insurance described above shall be subject to increase at any time, and from time to time, after the third anniversary of the Rent Commencement Date, if Landlord shall deem same necessary for adequate protection. Within thirty (30) days after demand therefor by Landlord, Tenant shall furnish Landlord with evidence of compliance with such demand.

48.   EXCULPATORY CLAUSE:

      If Landlord shall be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities, or a corporation, Tenant shall look only to such Landlord's estate and property in the Building and, where expressly so provided in this lease, to offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any of the principals of Landlord, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises.

49.   BROKER:

      Tenant covenants, warrants and represents that there was no broker instrumental in consummating this lease other than Cushman and Wakefield of Long Island, Inc. (the "Broker"), and no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises. Tenant agrees to indemnify, defend and hold and save Landlord harmless against any and all liability from any claims of any other broker arising out of Tenant's acts

(including, without limitation, the cost of counsel fees and disbursements in connection with the defense of any such claims in connection with the renting of the Demised Premises). Based upon such representation, Landlord has agreed to enter into this lease agreement with Tenant.

50.   CONFLICT OF TERMS:

      In the event any term, covenant, condition or agreement contained in this rider to the lease shall conflict or be inconsistent with any term, covenant, condition or agreement contained in the Standard Form of Office Lease attached hereto, then the parties agree that the rider provision shall prevail.

51.   TENANT'S REMEDIES:

      With respect to any provision of this lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

52.   TENANT'S OPERATING OBLIGATIONS:

      Tenant covenants and agrees that during the term of this lease:

      (A) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the

Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, then Tenant, at its sole cost and expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

      (B) Tenant shall maintain any sanitary lines in the Demised Premises and shall not misuse plumbing facilities or dispose of any foreign substances therein. Tenant shall not permit any food, waste, or other foreign substances to be thrown or drawn into the pipes. Tenant shall maintain the plumbing that it installs in good order, repair and condition, and repair any damage resulting from any violation of this Paragraph. Tenant shall make any repairs to the other plumbing in the Building, if damage results from Tenant's improper use of such plumbing.

      (C) Tenant will not encumber or obstruct or permit to be encumbered or obstructed any hallway, service elevator, stairway or passageway in the Building.


      (D) Tenant covenants and agrees that throughout the term, it shall not suffer, allow or permit any offensive or obnoxious vibration, noise, odor or other undesirable effect to emanate from the Demised Premises, or any machine or other installation therein, or otherwise suffer, allow or permit any such obnoxious vibration, noise, odor or other undesirable effect to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Landlord, or other tenants, occupants, customers, agents, or invitees or any others lawfully in or upon the Building and upon Landlord's notice to Tenant, Tenant shall within five (5) days thereof remove or control the same, and if any such condition is not so remedied, then Landlord may, at its discretion, either:
(i) cure such condition and add any cost and expense incurred by Landlord therefor to the next installment of rent due under this lease, and Tenant shall then pay said amount, as Additional Rent hereunder; or (ii) treat such failure on the part of Tenant to remedy such condition as a material default of this lease on the part of Tenant hereunder, entitling Landlord to any of its remedies pursuant to the terms of this lease.

      (E) Tenant shall have no right to maintain any facilities in the Demised Premises for cooking or the preparation of food in any form without the prior written consent of Landlord. Without limiting the generality of the foregoing, Tenant shall not install or maintain in the Demised Premises a gas or electric range, electric or microwave ovens, hot plates or so called Dwyer kitchen units. Tenant shall have the right to maintain a machine for the making of hot beverages provided the electric consumption thereof does not exceed the capacity of the electric service to the Demised Premises.

53.   LABOR REGULATIONS:

      Tenant covenants and agrees that prior to and throughout the demised term, it shall not take any action which would violate Landlord's union contract, if any, affecting the Building, nor create any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant in the Building or with the rights and privileges of any person(s) lawfully in the Building, nor cause any impairment or reduction of the good name of the Building.

54.   CONTROL OF TENANT:

      If Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), partnership or other entity other than an individual, Tenant represents that the ownership and power to vote the majority of its entire outstanding capital stock or other controlling interests belongs to and is vested in the person(s) executing this lease or members of his or their immediate family. Any transfer of said controlling interests in Tenant shall constitute an assignment and shall accordingly be subject to the restrictions set forth in Article 56 of this lease. Notwithstanding anything to the contrary herein, the controlling shareholder of Tenant intends to transfer all of its interest in Tenant to Transglobal

Resources and Landlord hereby consents to said transfer based upon Tenant's representations that upon the signing of this Lease and upon said transfer, the financial condition of Tenant shall be substantially similar to the financial condition of Tenant as provided on that certain Balance Sheet as of January 31, 1994.

55.   ADDENDUM TO ARTICLE 22 (END OF TERM):

      If Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month to month or from year to year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, except the Minimum Rent shall be twice the amount payable in the last year of the term, and no extension or renewal of this lease shall be deemed to have occurred by such holding over. In the event Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's default, Tenant shall pay, in addition to costs and disbursements, minimum legal fees of $500.00 for each proceeding as Additional Rent hereunder.

56.   ADDENDUM TO ARTICLE 11 (ASSIGNMENT, SUBLETTING, MORTGAGING):

      (A) Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant (pound)rom obtaining Landlord's express written consent to any other or further assignment or subletting nor shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed. The sale or transfer of a majority ownership interest in tenant by single or successive transfers of stock (if a corporate thereof) or percentage interests in a partnership (other than a transfer to a member of the transferors immediate family or a transfer by inheritance) shall be deemed an assignment under this Article 56.

      (B) If Tenant shall desire to assign or to sublet all or any portion of the Demised Premises, Tenant shall give notice thereof to Landlord and in the case of subletting, Tenant shall specify in said notice the area and location of the space Tenant wishes to sublet as well as the proposed term of such subletting. Upon receipt of such notice, Landlord shall have the following options to be exercised within thirty (30) days from receipt of Tenant's notice:

            (i) In the event Tenant's notice is of Tenant's desire to make an assignment or a subletting of all or substantially all of the Demised Premises,

Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such assignment or subletting, which option shall be exercised within the aforesaid thirty (30) day period and on which date the term of this lease shall cease and expire with the same force and effect as if such date were originally provided herein as the expiration of the term hereof.

            (ii) In the event Tenant's notice is of Tenant's desire to make a subletting or assignment for less than all or substantially all of the Demised Premises, Landlord shall have the option, to be exercised within said thirty
(30) day period, of cancelling and terminating this lease only as to such portion of the Demised Premises to take effect as of the proposed effective date thereof as stated in Tenant's notice. In the event Landlord exercises its option under this subparagraph (ii) the rent and all other charges payable hereunder shall be equitably adjusted and apportioned.

      (C) If Landlord does not exercise its right to cancellation under either of the foregoing two options granted under Paragraph (B) hereof within the time set forth therein, Tenant shall have the right to attempt to assign Tenant's interest in this lease or sublease all or portions of the Demised Premises to third parties procured by Tenant or by outside brokers whom Tenant may wish to utilize; provided, however, that such assignment or subletting shall be subject to the provisions of the above Paragraph (B) as well as the following provisions of this Article. Upon obtaining a proposed assignee or sublessee, upon terms satisfactory to Tenant, Tenant shall submit to Landlord in writing (x) the name of the proposed assignee or subtenant; (y) the terms and conditions of the proposed assignment or subletting; (z) the nature and character of the business and credit of the proposed assignee or subtenant, and any other information reasonably requested by Landlord. Landlord shall have the further option, to be exercised within fifteen (15) business days from submission of Tenant's request, to require Tenant to execute an assignment or sublease to Landlord or Land-lord's designee on the same terms and conditions in Landlord's own name, or the name of Landlord's designee, with a right to sublease to others without Tenant's consent being required for such or any further sublettings. If Landlord shall not exercise its foregoing further option within the time set forth, its consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed; provided, however, that Landlord may withhold consent thereto if in the exercise of its sole judgment it determines that:

            (i) The financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

            (ii) The proposed use of the Demised Premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by Tenant's lease (but the foregoing shall not be deemed to enlarge the purposes for which the Demised Premises are permitted to be used as set forth in this lease).


            (iii) The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any other way will lessen the character of the Building.

            (iv) Tenant proposes to assign or sublet to one who at the time is a tenant or occupant of the Building or a corporation or other entity which controls or is controlled by such tenant or occupant or is under common control with such tenant or occupant, or to one with whom Landlord or its agents are actively negotiating for space in the Building, or to one who at the time is a tenant or occupant of premises in any other building then owned or managed by Landlord or its affiliates.

            (v) Tenant proposes to assign or sublet all or a portion of the Demised Premises at a rental rate less than the rental rate Landlord is then asking for other space in the Building.

            (vi) The proposed assignee or subtenant is: a government or any subdivision or agency thereof; a school, college, university or educational institution of any type, whether for profit or non-profit; an employment or recruitment agency; a travel agency; or a messenger service.

      (D) Further, and as a condition of Landlord's consent to any assignment or subletting:

            (i) Tenant at the time of requesting Landlord's consent shall not be in default in the payment of any Minimum Rent or Additional Rent provided to be paid by Tenant hereunder and further that Tenant is not then in material default otherwise under this lease;

            (ii) Each assignee of this lease shall assume, and each subtenant of this lease shall take subject to, in writing, all of the terms, covenants and conditions of this lease on the part of Tenant hereunder to be performed and observed;

            (iii) An original or duplicate original of the instrument of assignment and assumption or of the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof;

            (iv) Any instrument of sublease shall specifically state that each sublease is subject to all of the terms, covenants and conditions of this lease;

            (v) Each assignee or sublessee of this lease shall deposit with Landlord a sum equal to two (2) months then current Minimum Rent as additional security under this lease;

            (vi) The space to be sublet shall be regular in shape with appropriate means of ingress and egress for normal renting purposes; and


            (vii) Tenant shall employ, as exclusive renting agent for the subletting of the Demised Premises or the assignment of this lease, Landlord's managing agent for the Building.

      If Tenant shall duly comply with all of the foregoing then, as aforesaid, Landlord shall not unreasonably withhold or unduly delay its consent to such assignment or subletting; provided, however, that at the time of requesting Landlord's consent Tenant shall pay to Landlord, Landlord's reasonable estimated costs and expenses as a processing fee for each assignment and/or subletting.

      (E) It is agreed that if Landlord shall not exercise any of its foregoing options and shall consent to such assignment or subletting, and Tenant shall thereupon assign this lease or sublet all or any portion of the Demised Premises, then and in that event Tenant shall pay to Landlord, as Additional Rent, (i) in the event of an assignment, the amount of all monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment less, however, all out-of-pocket costs actually incurred by Tenant in connection with the making of such assignment, including but not limited to any brokerage fees, advertising and alteration costs; and (ii) in the event of a subletting the amount, if any, by which the Minimum Rent and Additional Rent payable by the sublessee to Tenant shall exceed the Minimum Rent plus Additional Rent allocable to that part of the Demised Premises affected by such sublease, pursuant to the provisions of this lease plus the amounts, if any, payable by such sublessee to Tenant pursuant to any side agreement as consideration (partial or otherwise) for Tenant making such subletting, less, however, all out-of-pocket costs actually incurred by Tenant in connection with the making of the sublease, including but not limited to any brokerage fees, advertising and alteration costs. Such Additional Rent payments shall be made monthly within five (5) days after receipt of the same by Tenant or within five (5) days after Tenant is credited with the same by the assignee or sublessee. At the time of submitting the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or sublessee has agreed to pay any monies to Tenant in consideration of the making of the assignment or sublease other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

      (F) If this lease shall be assigned, or if the Demised Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Landlord as rent or as use and occupancy) to the rent herein reserved but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this lease.

      (G) Each permitted assignee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of the Minimum Rent and Additional Rent and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this lease and any renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the Demised Premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force or effect.

      (H) Tenant agrees that notwithstanding any subletting or assignment permitted by Landlord, no other and further subletting of the Demised Premises by Tenant or any person or entity claiming through or under Tenant (except as provided in Paragraph (C) herein) shall or will be made except upon compliance with and subject to the provisions of this Article.

57.   ADDENDUM TO ARTICLE 18 (LANDLORD'S REMEDIES):

      Should Tenant fail to pay within ten (10) days after same becomes due any installments of Minimum Rent, Additional Rent or any other sum payable to Landlord under the terms of this lease (within thirty (30) days for installments of Minimum Rent), then interest shall accrue from and after the date on which any such sum shall be due and payable, and such interest, together with a late charge of two cents for each dollar overdue to cover the extra expense involved in handling such delinquency, shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. If Tenant shall issue a check to Landlord which is returnable unpaid for any reason, Tenant shall pay Landlord an additional charge of $100.00 for Landlord's expenses in connection therewith. If Tenant shall be late in making any payment due under this lease more than three (3) times in any Lease Year, Landlord shall be entitled to demand from Tenant and Tenant agrees to tender to Landlord Additional Security (as hereinafter defined) in the amount of one month's then current Minimum Rent.

58.   INTEREST:

      Whenever this lease refers to "interest", same shall be computed at a rate per annum of two (2%) percent in excess of the rate of interest announced from time to time by Citibank, N.A. as its base rate, except where otherwise in this lease a different rate is specifically set forth. If, however, payment of interest at any such rate by Tenant (or by the tenant then in possession having succeeded to Tenant's interest in accordance with the terms of this lease)

should be unlawful, i.e., violative of the usury statutes or otherwise, then "interest" shall, as against such party, be computed at the maximum lawful rate payable by such party.

59.   ARBITRATION:

      Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this lease as the appropriate remedy. All such controversies shall be settled by decision of the American Arbitration Association, Garden City office, whose decision shall be final and conclusive upon the parties hereto and a judgment may be obtained thereon in any court having jurisdiction in accordance with the procedural rules then obtaining of the American Arbitration Association, Garden City office, or any successor thereto. The arbitrator or arbitrators shall be disinterested person(s) having at least ten (10) years of experience in the County of Nassau in a calling connected with the dispute and may grant injunctions or other relief in such controversies or claims. The parties agree that the unsuccessful party shall pay the entire cost and expense of such arbitration, and each shall separately pay for its own attorneys' fees and expenses.

60.   ENTIRE AGREEMENT:

      This agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof and no earlier statement or prior written matter shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements, written or oral, other than those contained in this lease. This agreement shall not be modified or canceled except by writing signed by all of the parties hereto.

61.   SAVINGS PROVISION:

      If any provision of this lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

62.   LEASE NOT BINDING UNLESS EXECUTED:

      Submission by Landlord of the within lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

63.   MECHANIC'S LIENS:

      (A) Notwithstanding anything to the contrary contained in this lease, Tenant, its successors and assigns, warrant and guarantee to Landlord, its successors and assigns, that if any mechanic's lien shall be filed against the Building of which the Demised Premises forms a part, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant (a) the same shall be discharged by Tenant, by either payment, by bond or otherwise, at the sole cost and expense of Tenant, within fifteen (15) days of the giving of notice thereof by Landlord, (b) either a release or a satisfaction of lien, as the case may be, shall be filed with the County Clerk of the county in which the Building is situate within such fifteen (15) day period, and (c) a copy of such release or satisfaction, as the case may be, certified to by such County Clerk shall be delivered to Landlord within three (3) days after such filing.

      (B) In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord may discharge same for the account of and at the expense of Tenant by payment, bonding or otherwise, without investigation as to the validity thereof or of any offsets or defenses thereto, and Tenant shall promptly reimburse Landlord, as Additional Rent, for all costs, disbursements, fees and expenses, including, without limitation, legal fees, incurred in connection with so discharging said mechanic's lien, together with interest thereon from the time or times of payment until reimbursement by Tenant. Tenant shall, within five (5) days of demand therefor by Landlord, pay to Landlord as Additional Rent, the sum of One Thousand ($1,000) Dollars on account of Landlord's legal fees and disbursements, but the foregoing shall not limit the extent of Tenant's liability as set forth above.

      (C) In the event such mechanic's lien is not discharged timely, as aforesaid, Landlord, in addition to all other rights granted to Landlord in this lease and without limitation, may institute a dispossess summary proceeding based upon such failure to discharge any such lien. In the event Tenant fails to deliver to Landlord the certified copy of the release or satisfaction required hereunder within the time period provided for the delivery thereof to Landlord, Landlord shall have the right to assume that such mechanic's lien has not been discharged and Landlord shall have all of the rights and remedies provided for herein based upon Tenant's failure to discharge any such lien.

64.   LANDLORD'S CONSENT:

      If Tenant requests Landlord's consent or approval to alterations, assignment, subletting or any other matter or thing requiring Landlord's consent or approval under this lease, and if in connection with such request Landlord seeks the advice of its attorneys, architect and/or engineer, then Landlord, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Landlord in connection with such request) that Tenant pay the reasonable fee of Landlord's attorneys, architect and/or engineer in connection with the consideration of such request and/or the preparation of any documents pertaining thereto.

65.   HEAT, VENTILATION AND AIR-CONDITIONING:


      (A) Landlord, at its expense, shall maintain and operate the heating, ventilating and air-conditioning systems (hereinafter called the "Systems"), and shall furnish heat, ventilating and air-conditioning (hereinafter collectively called "air-conditioning service"), in the Demised Premises through the Systems, during "Regular Hours" (that is, generally customary daytime business hours, but not before 8 a.m. or after 6 p.m. weekdays or before 9 a.m. or after 1 p.m. Saturdays), of "Business Days" (which term is used herein to mean all days except Saturdays (after 1 p.m.), Sundays and Holidays set forth in Exhibit B.

      (B) Use of the Demised Premises, or any part thereof, in a manner exceeding the design conditions thereof (including occupancy and connected electrical load) for air-conditioning service in the Demised Premises, or rearrangement of partitioning which interferes with normal operation of the air-conditioning service in the Demised Premises, or the use of computer or data processing machines, may require changes in the Systems servicing the Demised Premises. Such changes so occasioned shall be made by Tenant, at its expense, as Tenant's Work pursuant to Article 41 hereof. Tenant agrees to lower and keep closed the venetian blinds or other window coverings in the Demised Premises whenever required for the proper operation of the air-conditioning service.

66.   SUBORDINATION, NOTICE TO LESSORS AND MORTGAGEES:

      In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (1) until it has given written notice of such act or omission to the holder of each mortgage and the lessor of each ground or underlying lease whose name and address shall previously have been furnished to Tenant in writing, and (2) unless such act or omission shall be one which is not capable of being remedied by Landlord or such holder or lessor within a reasonable period or time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy), provided such holder or lessor shall with due diligence give Tenant written notice of its intention to, and commence and continue to, remedy such act or omission.

67.   ADDENDUM TO ARTICLE 34 (SECURITY DEPOSIT):

      In the event Landlord elects to place the security deposit, as set forth in Paragraph 34 of this lease, into an interest bearing account, Tenant agrees that, in compliance with New York General Obligations Law Sec. 7-103, Landlord shall be entitled to administration expenses in the sum of one (1%) per cent per annum upon the security deposit. It is further agreed that, in compliance with that statute, the other interest earned upon said security shall be added to the security deposit as additional security. Except as otherwise provided herein, it is the intention of the parties that there shall always be security in the amount of at least two (2) months of the Minimum Rent as adjusted during the term of this lease. If at any time the security deposit shall not equal two (2) months of the then current Minimum Rent, Landlord may send written notice to the Tenant of said deficiency and Tenant shall have fifteen (15) days in which to pay to Landlord said deficiency. In the event said security is not paid, it shall be deemed Additional Rent and shall be collectible as such. Notwithstanding anything to the contrary herein, if Tenant is not in default beyond any applicable cure period, the security deposit shall be reduced to one (1) months rent upon the commencement of the fifteenth
(15th) month of the term of this Lease and Landlord shall return to Tenant said excess, if any.

68.   Intentionally omitted.

69.   Intentionally omitted.

70.   TENANT SHALL BE LIABLE FOR INCREASE
      IN COST OF LANDLORD'S INSURANCE:

      Tenant shall be liable and shall pay for any increase in the cost of Landlord's insurance to the extent same results from (i) any leasehold improvements of Tenant in excess of building standard, whether installed by Tenant, or by Landlord at Tenant's expense, which results in an increase in the insurable value of Demised Premises, or (ii) Tenant's use and occupancy or manner of use of the Demised Premises or Tenant's abandonment or failure to operate for business in the Demised Premises. A schedule or rule book issued by the Fire Insurance Rating Organization having jurisdiction or any similar body, or the rating procedures or rules of Landlord's insurance carrier, shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the Building and the rental income to be derived therefrom.

71.   LANDLORD'S RIGHT OF SELF-HELP:

      Tenant covenants and agrees that if Tenant shall, at any time, fail to make any payment or perform any other act on its part to be made or performed under this lease, Landlord may, but shall not be obligated to, and without notice or demand and without waiving, or releasing Tenant from any obligation of Tenant under this lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, to pay expenses and employ counsel. All sums so paid by Landlord, and all expenses in connection therewith, including attorneys' fees), together with interest thereon from the date of such payment, shall be deemed Additional Rent hereunder and be payable to Landlord on demand at the time of any installment of Minimum Rent thereafter becoming due and, for purpose of securing collection of such sums, Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Minimum Rent.

72.   ADDENDUM TO ARTICLE 4 (MAINTENANCE AND REPAIRS):

      (A) Landlord covenants, at Landlord's sole cost and expense to make all necessary structural repairs to the Demised Premises and structural repairs to the exterior of the Building and the water and sewer lines servicing the Demised Premises that are located outside of the Demised Premises. As used herein, "Structural Repairs" shall mean repairs to the following elements only: the roof, load bearing structural elements, exterior walls, mains and conduits carrying utilities into the Demised Premises to the point where Tenant connects to same, also the parking lot and common areas, as defined above. Landlord shall also be responsible for repair to the common areas of the Building. If the necessity for any such repairs has been occasioned by the negligence, act or omission of Tenant, or any subtenant of Tenant or either of their respective employees, agents or contractors, Landlord shall make such repairs but Tenant shall pay for same in reimbursement; the amount of reimbursement to be deemed Additional Rent hereunder. Landlord shall not be required to commence any such repair, until after notice from Tenant that such repair is necessary; Landlord shall have a reasonable time to commence and complete the repair work. In doing repairs Landlord shall attempt to reasonably minimize inconvenience to Tenant, but Landlord shall not be required to incur additional expenses for over-time work.

      (B) Except as otherwise provided herein, Tenant covenants, at Tenant's sole cost and expense, to take good care of the Demised Premises and building equipment therein and all appurtenances therein, to keep the same and each and every part thereof in good repair, order and condition and to make promptly all reasonable and necessary repairs, alterations and replacements. Any replacements required to be made by Tenant under this lease shall be of type and material of equal or better quality than the original item replaced.

      (C) If Tenant shall fail, refuse or neglect to make repairs in accordance with the terms of this lease, then Landlord has the right (but not the obligation) to make any such repairs (upon ten (10) days' notice, except in the case of an emergency) and Landlord shall be reimbursed for its expenses in so doing (plus a 25% administrative and overhead fee), and the amount of reimbursement shall be deemed Additional Rent hereunder.

      (D) Nothing shall be construed herein to obligate Tenant to pay for any repairs for which Landlord has been reimbursed by insurance proceeds.

73.   Intentionally omitted.

74.   SPRINKLERS:


      Anything in this lease to the contrary notwithstanding, if the applicable Board of Fire Underwriters, or Fire Insurance Exchange, if any, or any governmental authority recommend or require any changes, modifications or additional heads or other equipment be made or added to any sprinkler systems now or hereafter installed at the Demised Premises, for Tenant's manner of use of the Demised Premises, or if the modification of a system shall become necessary to avoid the imposition of a penalty or charge by the local fire rating organization or exchange and is required by Tenant's manner of use of the Demised Premises, then Landlord shall make such sprinkler systems change or addition, but at Tenant's expense, as

Landlord's charge for this work shall be paid within ten (10) days after rendition of a statement for same, and the charge shall be deemed Additional Rent hereunder. Tenant shall make no alteration to the sprinkler systems system without Landlord's prior written consent.

75.   ADDENDUM TO ARTICLE 10 (EMINENT DOMAIN):

      (A) If, as a result of the exercise of the power of eminent domain (hereinafter referred to as a "Proceeding"), the entire Demised Premises shall be taken, this lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant of such Proceeding. The Minimum Rent shall be apportioned as of the date of such vesting and Landlord shall be entitled to and shall receive the total award made in such Proceeding, and Tenant hereby assigns such award to Landlord, except that Tenant shall be entitled to receive any award specifically allocated to compensation for Tenant's trade fixtures, provided Tenant so proves in the Proceeding.

      (B) If less than the entire Demised Premises shall be taken in any Proceeding, this lease shall terminate as to the portion of the Demised Premises so taken upon vesting of title in the Proceeding, and in the event, and only in the event, that the remainder of the Demised Premises not so taken is not reasonably fit or suited to be used and employed by Tenant to enable Tenant to discharge and satisfy the purposes for which the Demised Premises are leased hereunder to Tenant and to carry on its business as conducted thereon at the time of such taking, Tenant, provided that Tenant is not in default under this lease, may in such event terminate this lease as to the remainder of the Demised Premises by giving notice in writing not later than thirty (30) days after the date of such vesting, specifying as the date for termination a date not later than thirty (30) days after the giving of such notice. Upon the date specified in such notice, the term of this lease and all right, title and interest of Tenant hereunder shall cease and come to an end, provided Tenant is not in default under this lease on such date, and the Minimum Rent shall be apportioned as of the date of such termination.

      (C) If less than the entire Demised Premises shall be taken in a Proceeding and this lease is not terminated pursuant to the provisions above, this lease shall terminate as to the portion of the Demised Premises so taken upon vesting of title in the Proceeding. In any such case, Landlord covenants and agrees at Landlord's cost and expense, to restore that portion of the Demised Premises not so taken to a complete architectural unit for the use and occupancy of Tenant as described in Article 39 hereof. If less than the entire Demised Premises shall be taken in any proceeding, and whether or not Tenant shall exercise its right to terminate this lease, Landlord shall be entitled to and shall receive the total award made in any Proceeding, and Tenant hereby assigns such award to Landlord. After and as of the date of vesting of title in the Proceeding, the Minimum Rent shall be reduced by an amount based upon the proportion which the square footage area of usable floor space of Demised Premises, including space occupied by interior walls and columns remaining after the taking, bears to the total floor space of the Demised Premises prior to the taking.

      (D) Anything hereinabove to the contrary notwithstanding, if a portion of the Demised Premises shall be taken in any Proceeding, Landlord shall have the option of terminating this lease as of the date of vesting of title in the Proceeding by written notice to Tenant given within thirty (30) days after such vesting of title, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

76.   NO CHANGE OF LOCKS:

      Tenant shall not change any locks on the Demised Premises without Landlord's written permission.

77.   REIMBURSEMENT OF LANDLORD FOR EXPENSES
      INCURRED IN THE ENFORCEMENT OF THIS LEASE:

      Tenant covenants and agrees to pay, and to indemnify Landlord against all legal costs and charges, including reasonable counsel fees, lawfully incurred in obtaining possession of the Demised Premises after default by Tenant or upon expiration or earlier termination of the term of this lease or in enforcing any covenant or agreement of Tenant herein contained (regardless of the commencement of litigation), or in the defense of any suit arising out of the occupancy or operation of the Demised Premises by Tenant. If either party shall commence any litigation or proceeding against the other party, and the party commencing said action shall not prevail, then said other party shall reimburse the other party for all costs, expenses and reasonable attorneys' fees that said party actually incurred in defending such action or proceeding against the other party.

78.   TENANT'S ESTOPPEL CERTIFICATE:

      At any time and form time to time, and within ten (10) days after request by Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord, a written statement certifying (a) that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the Minimum Rent, Additional Rent, and other charges have been paid, (c)

that there are no offsets to the payment of rent and (d) that Landlord is not in default under any provisions of the lease. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this lease or any prospective mortgagee of, or assignee of any mortgage upon such interest.

79.   NO RECORDATION:

      Tenant shall not record this lease or a memorandum hereof.

80.   TENANT ACCEPTS DEMISED PREMISES "AS IS"; NO REPRESENTATIONS:

      Tenant has had an opportunity to inspect the Demised Premises and is fully familiar with the physical condition of the Demised Premises and every part thereof. Landlord has made no representations of whatever nature in connection with the condition of the Demised Premises or any part thereof, and Landlord shall not be liable for any latent or patent defects therein. However, Landlord shall perform the work described in Exhibit A, if any, to prepare the Demised Premises for Tenant's occupancy.

81.   MEDICAL AND TOXIC WASTE:

      The Tenant acknowledges that the Tenant shall be solely responsible for the proper and legal disposal of all medical, toxic and so called "red bag" waste, as same may be defined from time to time, by all regulatory authorities having jurisdiction. The Landlord shall have no liability to any person or entity in this regard. The Tenant shall comply with all regulations issued by the federal government, New York State, the County of Nassau, or any other agency, municipality or regulatory authority having jurisdiction with respect to the generation, storage and disposal of such waste. In addition, the Tenant shall be required, at its own cost and expense to contract with a licensed medical and toxic waste disposal company for the disposal of all syringes, needles and other medical, toxic and red bag waste. The Tenant shall furnish the Landlord with a copy of the contract and renewals thereof. Failure (a) to maintain the aforesaid contract continuously and to furnish the Landlord with evidence that the contract is in full force and effect, or (b) to properly dispose of all medical, toxic and red bag waste, shall be a material default under this lease. Any failure by the Landlord to take any action with respect to obtaining from the Tenant all contracts and renewals, shall in no way relieve the Tenant of its responsibility to provide same and to dispose of all such medical, toxic and red bag waste pursuant to all applicable law. The Tenant shall, and does hereby, indemnify the Landlord and holds Landlord harmless from any damage, loss, liability, claims, actions or proceedings, including but not limited to attorneys fees and any fines or penalties, arising out of or relating to the Tenant's failure to perform any obligation under this Article. This Article shall survive the termination or expiration of this lease.

82.   PARKING:


      Tenant shall be entitled to the use of six (6) reserved parking spaces servicing the Premises, as more particularly shown on Exhibit "C". Tenant's use of said parking spaces shall be in compliance with all rules and regulations which may now or from time to time hereafter be in effect. Said parking spaces shall be subject to reassignment at the discretion of the Landlord. Landlord shall have no responsibility for policing, maintaining or removing vehicles from any such parking spaces.

            IN WITNESS WHEREOF, the parties have hereunto set their hands and seals (or in the case of a corporation, have had their proper corporate officers execute this lease and affix their corporate seals hereto) as of the date first above written.

                                    LANDLORD:

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY
                                      OF THE UNITED STATES



                                    By:___________________________________

                                    TENANT:  INTEGRITY LOGISTICS, INC.




                                    By:___________________________________

                                  SCHEDULE "A"


                    [Area of Demised Premises to be attached]

                                    EXHIBIT A


                                [TO BE SUPPLIED]

                                    EXHIBIT B


            Tenant will not observe normal business hours on the following holidays:

                  1.    New Year's Day
                  2.    Washington's Birthday
                  3.    Memorial Day
                  4.    Independence Day
                  5.    Labor Day
                  6.    Thanksgiving Day
                  7.    Christmas Day

            The date in any given Lease Year upon which any of the above holidays will be observed shall be that date as shall be published annually by the New York State Banking Department.